Exhibit 99.34
                                -------------
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                             Group 3
-----------------
Agency Conforming              % of pool                               0.00%
Non Conforming                 % of pool                             100.00%
Prefunding (if any)            % of pool                               0.00%
No of Loans                                                              380
Average Loan Size                                                   $311,925
WAC                                                                    6.81%
WA LTV                                                                86.53%
% First Lien                                                         100.00%
% Owner Occ                                                           98.58%
% Purchase                                                            52.80%
% Cash out                                                            46.89%
% Full Doc                                                            71.77%
% Reduced/Limited Doc                                                  0.00%
% Stated Income                                                       28.23%
WA FICO                                                                  611
FICO Range                                                    512 to 756
Floating Rate Mortgages        % of pool                             100.00%
Fixed Rate                     % of pool                               0.00%
LTVs> 80%                                                             58.44%
LTVs> 90%                                                             33.64%
IO Mortgages                   % of pool                              55.68%
LOAN SIZE
---------
Loans < 100k                   % of pool                               0.56%
Loans < 75k                    % of pool                               0.00%
Loans > 350k                   % of pool                              64.22%
Loans > 500k                   % of pool                              11.77%
Loans > 750k                   % of pool                               0.00%
DTI

GEOGRAPHIC
----------
California                                                            48.67%
North California                                                      14.23%
South California                                                      34.45%
New York                                                               0.49%
Illinois                                                               2.42%
Virginia                                                               2.50%
New Jersey                                                             0.93%
Florida                                                               10.14%
Nevada                                                                 3.50%
Maryland
Georgia                                                                1.65%
Single Prop                                                           71.65%
PUD                                                                   21.48%
2-4 Family                                                             2.34%

FICO
----
Unknown                                                                0.00%
Fico < 600                                                            31.76%
Fico < 575                                                            13.78%
Fico < 550                                                             6.50%
Below 525                                                              2.49%
526 to 550                                                             3.70%
551 to 575                                                             8.24%
576 to 600                                                            17.77%
601 to 625                                                            31.28%
626 to 650                                                            27.77%
651 to 675                                                             4.73%
676 to 700                                                             2.14%
Above 700                                                              1.58%

Insurance                      any MI. plse provide summary

DELINQUENCIES
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30-59 day past

Excess spread